Exhibit 99.1

O c t ob e r 12 , 202 0 Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications.

This presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about Momentus Inc . (“Momentus”) and Stable Road Acquisition Corp . (“Stable Road” or “SRAC”) . By participating in this Presentation, you expressly agree to keep confidential all otherwise non - public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials . You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of your firm’s participation in the potential financing and to return to Momentus and Stable Road, delete or destroy this Presentation upon request . You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . This Presentation relates to the potential financing of a portion of the contemplated transaction through a private placement of Stable Road’s Class A common stock . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512 (c) . Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . Neither Momentus nor Stable Road is making an offer of the Securities in any state where the offer is not permitted . NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . Information contained in this Presentation concerning Momentus’ industry and the markets in which it operates, including Momentus’ general expectations and market position, market opportunity and market size, is based on information from Momentus management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Momentus’ knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of Momentus’ and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause Momentus’ future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . Stable Road and Momentus own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Stable Road or Momentus, or an endorsement or sponsorship by or of Stable Road or Momentus . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Stable Road or Momentus will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 2

This Presentation contains estimated or projected financial information with respect to Momentus, namely Momentus’ projected revenue, customer demand, market share, EBITDA, EBITDA margin and free cash flow for 2020 - 2027 . Such estimated or projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “forward - looking statements” paragraph below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . Neither the independent auditors of Stable Road nor the independent registered public accounting firm of Momentus, audited, reviewed, compiled, or performed any procedures with respect to the estimates or projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Act . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Stable Road with the Securities and Exchange Commission (the “SEC”) . Some of the financial information and data contained in this Presentation, such as revenue, EBITDA, EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Stable Road and Momentus believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Momentus’ financial condition and results of operations . Stable Road and Momentus believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Momentus’ financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . See page 38 for a comparison of management forecasted non - GAAP revenue and revenue calculated under ASC 606 , and for a reconciliation of non - GAAP to GAAP measures . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . If the contemplated business combination is pursued, Stable Road will be required to file a proxy statement and other relevant documents with the SEC . Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about Stable Road, Momentus and the contemplated business combination . Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about Stable Road, Momentus and the contemplated business combination, without charge, at the SEC’s website located at www . sec . gov . Stable Road and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Stable Road’s stockholders in respect of the contemplated business combination and the other matters set forth in the definitive proxy statement . Information regarding Stable Road’s directors and executive officers is available under the heading “Directors, Executive Officers and Corporate Governance” in its Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC on March 26 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the contemplated business combination when it becomes available . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 3

Forward Looking Statements This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Momentus’ and Stable Road’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Momentus and Stable Road . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Stable Road or Momentus is not obtained ; failure to realize the anticipated benefits of the proposed business combination ; risks relating to the uncertainty of the projected financial information with respect to Momentus ; risks related to the rollout of Momentus’ business and the timing of expected business milestones ; the effects of competition on Momentus’ future business ; level of product service or product failures that could lead customers to use competitors’ services ; developments and changes in laws and regulations, including increased regulation of the space transportation industry ; the impact of significant investigative, regulatory or legal proceedings ; the amount of redemption requests made by Stable Road’s public stockholders ; the ability of Stable Road or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future, and those factors discussed in Stable Road’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2020 , in each case, under the heading “Risk Factors,” and other documents of Stable Road filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Stable Road nor Momentus presently know or that Stable Road and Momentus currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Stable Road’s and Momentus’ expectations, plans or forecasts of future events and views as of the date of this Presentation . Stable Road and Momentus anticipate that subsequent events and developments will cause Stable Road’s and Momentus’ assessments to change . However, while Stable Road and Momentus may elect to update these forward - looking statements at some point in the future, Stable Road and Momentus specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Stable Road’s and Momentus’ assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Neither Momentus, Stable Road, nor any of their respective affiliates have any obligation to update this Presentation . Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Momentus and Stable Road . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 4

TRANSACTION OVERVIEW

MOMENTUS TEAM



Mikhail Kokorich
Founder & CEO



Fred Kennedy
President



Dawn Harms
Chief Revenue Officer



Jikun Kim
Chief Financial Officer



Rob Schwarz
Chief Technology Officer



Alex Wicks
Chief Development Officer

STABLE ROAD CAPITAL TEAM



Brian Kabot
Chairman & CEO



Juan M. Quiroga
Chief Investment Officer

TRANSACTION HIGHLIGHTS

OFFERING SIZE

- Stable Road (NASDAQ: SRAC) is a publicly listed special purpose acquisition company with ~$173M cash held in trust
- Raised $175M in PIPE commitments, including $10 million from Stable Road, before transaction announcement

VALUATION[1]

- PF enterprise value of $1.2B with well capitalized balance sheet
- Implies an attractive valuation versus peer averages (~80% discount to relative value)

CAPITAL STRUCTURE

- Post-transaction, Momentus will have ~$310M in cash to enhance operations, growth and path to profitability
- No additional capital needs expected prior to achieving profitability

OWNERSHIP

- ~75% existing Momentus shareholders, ~14% SPAC and founder shares, ~12% PIPE investors

STABLE ROAD VIEWS MOMENTUS AS A UNIQUE AND COMPELLING OPPORTUNITY TO INVEST IN THE ONLY PUBLICLY-TRADED , PURE-PLAY COMMERCIAL SPACE COMPANY CAPABLE OF REVOLUTIONIZING SPACE INFRASTRUCTURE AND THE BROADER SPACE ECONOMY

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Note: Assumes no redemptions from SPAC investors.
1. For additional details on transaction valuation, please refer to page 35

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Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. $2 $19 $152 $598 $ 1 ,2 0 0 $ 1 ,960 $ 2 ,987 $ 4 ,035 ƒ ‒ – first hub and spoke model of space, providing last mile delivery in partnership with key launchers, such as SpaceX ‒ – hosted payload services that significantly decrease the cost of developing, launching and maintaining satellites - – maintaining, repairing and refueling satellites in orbit ƒ that significantly reduces costs and is reusable ▪ Successfully tested water based propulsion technology on a demo flight launched mid - 2019 – is still operational today ▪ Founded in 2017 in Santa Clara, California 1. 14 US and PCT patent applications that describe 70 distinct ideas 2. Management forecasted non - GAAP revenue. See page 38 for revenue calculated using ASC 606 3. Including non - binding options with deposits pre - paid 6

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of SIGNIFICANT AEROSPACE EXPERIENCE LED BY VISIONARY FOUNDER Visionary space entrepreneur and innovator. Mikhail founded Momentus in 2017 with an idea to enable industrialization in space He has more than 20 years of experience in industries ranging from manufacturing and retail to space technologies. Mikhail started his first company at 19 years old as a physics student in Siberia in 1996 Before entering the aerospace business, Mikhail founded and ran a chain of domestic merchandise retail stores, second in size only to Bed Bath & Beyond, successfully scaled and sold one of the largest consumer electronic retail chains as well as one of the biggest timber companies in the world Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 7

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of A future where humanity is equipped with all it needs to flourish throughout the solar system Provide the infrastructure services that support all industry beyond Earth Space economy worth ~$415B today and expected to grow to ~$1.4T 1 over the next decade 1. Wall street research and Space Foundation, The Space Report Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 8

MOMENTUS OVERVIEW

SERVICES FOR THE SPACE ECONOMY

Momentus is the first mover in building transportation & infrastructure services in space. We are at the center of the commercialization of space and we believe that we are key to enabling the next industrial revolution

Space Transportation

Developing and operating extremely capable (ΔV and power) space platforms, which can be used to transfer cargo in space

LONG-TERM

Energy & Data Processing

Paving the way for future in-space energy production for in-space applications such as data processing, manufacturing

LONG-TERM

Manufacturing & Assembly

Building extremely large next generation structures that could only exist in zero G

LONG-TERM

Asteroid & Moon Mining

Utilizing in situ resources for fuel and manufacturing

Satellite as a Service

Capable of hosting and providing power for customers' payloads

In-Orbit Servicing

Enabling full reusability for in-space vehicles through refueling, lifetime extensions and relocation of satellites, de-orbiting, repairing, and in-space assembly

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SPACE TRANSPORTATION

HUB AND SPOKE MODEL IN SPACE

Momentus makes access to space significantly more affordable by combining rideshare launch with low-cost last mile delivery through the hub and spoke model of space

Arriving in space atop large reusable rockets like the Falcon 9, our transfer vehicles will carry customers' satellites to very specific, custom orbits. After final drop-off, our vehicles are expendable, but will be reusable in the future



4) Transfer vehicle deorbits or refuels and returns to initial orbit for reuse.
3) Transfer vehicle delivers satellites to custom, final orbits
2) Transfer vehicle carrying satellites separates from the rocket
CUSTOMERS' SATELLITES
MOMENTUS TRANSFER VEHICLE
1) Rocket carries transfer vehicle with satellites to the initial orbit
ROCKET: FALCON-9, NEW GLENN, ETC.

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SPACE TRANSPORTATION

SIGNIFICANT PRICE ADVANTAGES

Price estimates for small satellites



Dedicated small rocket launch to final orbit

>$70,000/KG



Rideshare to initial orbit and transfer with own propulsion system to final orbit

>$50,000/KG



Rideshare on large rocket and travel last mile with Vigoride transfer vehicle

< $15,000/KG

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MOMENTUS TRANSFER VEHICLE HOSTED PAYLOAD Momentus provides a unique, low - cost, modular approach for hosting customers' payloads in space Our transfer vehicles are designed to move customers' payloads to a specific orbit and stay connected to provide continual power, orbit keeping, orientation and communication for the mission duration Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 12

SATELLITE AS A SERVICE

REINVENTING THE SATELLITE MODEL WITH SIGNIFICANTLY LOWER COSTS

> 1kW of power and 1-2 km/sec
delta-V capabilities



>$10M

Traditional satellite platforms



<$1M/YEAR

Vigoride platform

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Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Next generation Momentus reusable vehicles, designed to be capable of performing proximity maneuvers, docking and refueling, and equipped with robotic arms, are anticipated to be well - suited for the entire range of in - orbit services. The services will include refueling or life extension for larger spacecraft, relocation or deorbiting satellites, and conducting salvage missions and robotic operations, such as repair or in - orbit assembly Re - positioning Life Extension Refueling & Repairing D e orbiting 14

FIRST MOVER WITH RAPID PROGRESS TO DATE

- First hire
- Founder's investment
- First thruster fire
- YCombinator Demo Day
- First patents filed
- Seed round
- First 10 people
- First contract: Ardoride Demo
- El Camino test flight
- Venture round
- 50 people
- First Air Force contracts
- $40M[1] signed contracts
- Signed deal with Space-X
- >$90M[1] signed contracts
- **WE ARE HERE**
- **Vigoride launch on Falcon-9**
- **Vigoride launch on Falcon-9**
- **Vigoride launch on Falcon 9**
- **Vigoride launch on Falcon 9**

2018 2019 2020 2021

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1. Including non-binding options with deposits pre-paid

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Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. *NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition 16 spacecrafts into many orbits Mix of large, mid - sized and small rockets Super - large rockets launch the majority of the mass to space 2010 70 Satellites Mid - sized rockets launch mid - sized 2019 493 Satellites By 2030 10,000+ Satellites*

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 10 100 1000 10 000 100 000 $1,000 $10,000 $100,000 Rocket sizes vs. cost (cost per kg to LEO) 1 8,000 kg 16,000 kg 45,000 kg 150,000 kg Fal c o n - 9 2010 Rocket capacity to LEO, kg per kg New Glenn 2021 per kg Star s hip 2022 per kg Soyuz 2.1 1966 per kg ROCKETS ARE GETTING BIGGER AND CHEAPER Source: Public information, company websites and NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition 1. Estimated fully loaded total price of vehicles 17

Smallsat to LEO TAM, ($M) 0 2018 2020 2022 2024 TAM and launched mass calculated based on data from NSR’s Small Satellite Markets, 6th Edition 20 0 ,000 1,5 0 0 15 0 ,000 1,000 10 0 ,000 50, 0 00 500 0 2018 2020 2022 2024 THE SMALLSAT MARKET IS EXPANDING RAPIDLY The number of launched smallsats (mass < 500 kg) grew 3 X over the last four years . Almost all smallsats aim for LEO, but applications for higher orbits are also emerging Smallsat Mass to LEO, (kg) Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 18

$40B 2018 2020 2022 2024 2026 $30B $20B $10B 0 Source: Stratistics Analysis SPACE TRANSPORTATION MARKET BEYOND GEOSYNCHRONOUS ORBIT GEOSYNCHRONOUS ORBIT VAN ALLEN BELT LOW EARTH ORBIT MEDIUM EARTH ORBIT VAN ALLEN BELT Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 19

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Capabilities 1 Up to 750 kg. Up to 4,000 kg. Up to 20,000 kg. Orbits LEO MEO/GEO/HEO/Lunar LEO/MEO/GEO/HEO Lunar, Deep Space Host Power Available Up to 1 kW Up to 10 kW Up to 100 kW Delta - V Up to 2 km/sec Up to 5 km/sec Up to 7 km/sec Space Transportation TAM Forecast 2 $1.5B $10B $37B 2020 2022 2024 1. Lower payload capacity for higher delta - V missions 2. NSR Small Satellite Markets, 6th Edition NSR Satellite Manufacturing and Launch Services, 9th Edition, and Stratistics. Does not include Satellite as a Service and In - Orbit Servicing 20

CORNERSTONE WATER PROPULSION INNOVATION

Our propulsion was built ground-up to be low-cost, efficient, low risk, safe, easy to refuel, reusable and scalable. The use of Microwave Electrothermal ("MET") technology is the cornerstone that makes all our current services possible



MICROWAVE ELECTROTHERMAL (MET) TECHNOLOGY

Scaleable

- Larger engines are even more efficient and have higher ISP

Throttleable

- Can vary thrust and ISP to optimize the trip time

Simple design uses off-the-shelf components

- Low cost during manufacture
- Low risk when making new design

Uses water as a propellant

- Safe
- Easy to test
- Available in space

Inlet

High ISP

- 2 to 5 times any chemical propulsion system
- Efficient maneuvers in space

High thrust

- 10 times higher than most electric propulsion
- Results in faster trip times

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RAPID VIGORIDE DEVELOPMENT THROUGH A SERIES OF COMMERCIAL FLIGHTS

RAMPING FULL-SCALE COMMERCIALIZATION OF THE VIGORIDE



MET THRUSTER TEST LAUNCH
July 2019

IN-SPACE MET THRUSTER TEST

OBJECTIVES:
- ✓ First in-space test of MET thruster and feed system
- ✓ Includes water pump and avionics testing

TECHNOLOGY UPGRADES:
- ✓ Verified MET firing through pressure, temperature, and reflected power measurements compared to ground tests
- ✓ Feed system test success



HYBRID DEMO COMMERCIAL LAUNCH
December 2020

VIGORIDE V1.0

OBJECTIVES:
- ✓ Separation from launch vehicle, free-flying mode deployment of customers
- ✓ Small delta-v maneuvers with empty vehicle

TECHNOLOGY UPGRADES:
- ✓ EELV Secondary Payload Adapter ("ESPA") compatible structure
- ✓ Deployment mechanisms and sequencers
- ✓ Lower power MET thruster
- ✓ Attitude control resistojet thrusters



LIMITED COMMERCIAL LAUNCHES
H1'2021

VIGORIDE V2.0

OBJECTIVES:
- ✓ Multiple launches (2) with larger payload mass and volume
- ✓ Small delta-v maneuver for customer payload (delta-altitude)
- ✓ Larger delta-v maneuvers with empty vehicle

TECHNOLOGY UPGRADES:
- ✓ ESPA Grande compatible larger structure, more powerful MET thrusters (2x750W)
- ✓ Radiation tolerant and fault-tolerant avionics design
- ✓ High power solar panels



FULL COMMERCIAL LAUNCH
Q4'2021

VIGORIDE V2.1

OBJECTIVES:
- ✓ Provide full maneuvering capabilities
- ✓ Fly multiple vehicles (3) aboard the same Falcon 9

TECHNOLOGY UPGRADES:
- ✓ New low-cost, high power solar panels
- ✓ Multiple incremental upgrades in propulsion, feed system, and structure

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Developed and built Developed and built Developed and built Developed and built Tested, flight - ready Developed Flight Delivery October, 2020 Developed, Build in Process Nov 2020 – Jan 2021 Development Complete Q3 2021 Flight Delivery October, 2020 Septem be r 2021 Flight Delivery Q2 2021 Flight Delivery Q2 2021 Flight Delivery Q2 2021 Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 23

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SIGNIFICANT CUSTOMER TRACTION AND EXPECTED DEMAND

SIGNED CONTRACTS

>$90M[1]

- Significant momentum from rapidly expanding smallsat market seeking low cost and regular launch access to LEO
- Customers include satellite operators, satellite manufacturers, launch providers, defense primes and government agencies

UNDER NEGOTIATION OR IN CONVERSATIONS

~$1.1B

- ~$230M in proposals submitted and / or under late-stage negotiation and ~$880M in ongoing conversations
- Pending awards from US Government and defense primes who have expressed strong interest in Momentus technology and / or Satellite as a Service


~5%
~10%
~10%
~75%
Satellite Operators
Satellite Manufacturers
US Government
Non-US Government, Launchers and Other

EXPECTED DEMAND

~$1.2B

- Ardoride and Fervoride use-cases provide compelling cost/time advantages for deployment of megaconstellations
- Ongoing demand to be driven by maintenance of megaconstellations

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1. Including non-binding options with deposits pre-paid

25

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Vi g oride 1 5 8 16 24 30 38 47 Ardoride - - 1 2 6 11 17 22 Fervoride - - - - 1 4 8 12 Total 1 5 9 18 31 45 63 81 26 Vi g oride - - 2 8 16 24 36 54 Ardoride - - - 1 2 8 16 24 Fervoride - - - - - 2 4 8 Total 2 9 18 34 56 86 Vi g oride - - - 2 6 26 52 88 Ardoride - - - - - 2 8 22 Fervoride - - - - - - - - Total 2 6 28 60 110

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E Satellite Transportation Services $2 $19 $122 $435 $852 $1,089 $1,453 $1,717 Satellite as a Service - - 30 153 319 721 1,192 1,650 In - Orbit Services - - - 10 29 150 343 669 Revenue $2 $19 $152 $598 $1,200 $1,960 $2,987 $4,035 % Growth NM NM 682% 293% 101% 63% 52% 35% Satellite Transportation Services ($1) $2 $42 $156 $399 $785 $1,030 $1,194 Satellite as a Service - - 21 70 158 505 796 1,031 In - Orbit Services - - - 5 16 108 254 471 Gross Profit % Margin ( – ) SG&A ( – ) R&D ($ 1 ) NM (9) (17) $2 NM (15) (32) $63 42% (21) (60) $230 39% (27) (96) $573 48% (36) (129) $1, 3 98 71% (46) (151) $2, 0 80 70% (59) (160) $2, 6 96 67% (76) (164) EBITDA % Margin ($ 2 7) NM ($ 4 6) NM ($ 1 8) NM $107 18% $409 34% $1, 2 01 61% $1, 8 61 62% $2, 4 55 61% ( – ) CapEx ($4) ($20) ($6) ($7) ($51) ($10) ($10) ($12) ( – ) Change in NWC 5 26 (11) 32 327 286 307 (27) ( – ) Income tax paid (unlevered) - - - (3) (84) (250) (389) (513) Unlevered Free Cash Flow ($ 2 6) ($ 4 0) ($ 3 5) $129 $601 $1, 2 27 $1, 7 69 $1, 9 03 1 . Management forecasted non - GAAP financials based on non - GAAP revenue . See page 38 for financials calculated under ASC 606 and for a reconciliation of non - GAAP to GAAP measures 27

LONG-TERM GROWTH OPPORTUNITY

IN-SPACE RENEWABLE ENERGY

SOLAR POWER AND DATA CENTERS ARE POTENTIALLY A $1.4T OPPORTUNITY BY 2050[1]



100B
10B
1B
100M
10M
1M
$, Cost
Power
1kW
10kW
100kW
1MW
10MW
100MW
1GW
TRADITIONAL GAAS SOLAR PANELS $600/W
LOW-COST SI PANELS $100/W
Solar Power
Valoride
Fervoride
Ardoride
Vigoride
SOLAR THERMAL STEAM TURBINES AND GENERATOR
PHOTOVOLTAIC SOLAR PANELS

The largest source of energy in the Solar System is the Sun. Every sq. ft. of surface in space gets 10 times more energy in space than on Earth

Traditional photovoltaic solar panels are competitive in space only for smaller power uses. Solar-thermal systems using steam turbines and generators are more efficient at the hundreds of kW power level

Advantages:
- Low-cost
- Scalability
- Radiation tolerance
- Availability of technologies

1. Management estimates

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28

LONG-TERM GROWTH OPPORTUNITY

IN-SPACE MINING OF WATER AND RESOURCES

ASTEROID / MOON MINING IS POTENTIALLY A MASSIVE OPPORTUNITY


H20
WATER MINING
IN-SPACE MANUFACTURING
$$$
PRECIOUS METALS

- The abundance of water in asteroids, the Moon and Mars, and ease of extraction and storage position water as the first and primary extraterrestrial mined resource
- Iron and nickel as primary construction materials, as well as regolith for radiation shielding, will be used to build megastructures in space, including space solar power stations and permanent human space habitats
- Precious and rare metals, with several magnitudes larger concentrations in some types of asteroids, will be the main source of these metals for the industries of the future

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29

- First mover in providing in - space transportation & infrastructure services to the space economy - Rapid near - term expected growth driven by disruptive tailwinds in commercial space Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 30 - Breakthrough water - based propulsion technology - Significant customer traction and deep integration with industry leaders - Clear path to profitability and >$1B in EBITDA - Massive long - term growth opportunities beyond current business plan - Well - seasoned team with experience in aerospace, propulsion and robotics piloted by visionary leader and innovator

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications.

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Note: Assumes no redemptions from SPAC investors. 1. Includes $10M sponsor co - investment 2. Includes 113.0m Momentus rollover shares, 16.5m PIPE shares, 1.0m sponsor co - investment shares, 3.4m SPAC sponsor shares (2.9m founder shares and 0.5m private placement units) and 17.3m SPAC investors shares. 3. Estimated net cash on Momentus balance sheet at close of ~$29M, inclusive of options exercise Existing S hareholders 75% PIPE (incl. Sponsor Co - investment) 12% SPAC Investors 11% SPAC Sponsors 2% Sources Amount % PIPE Equity 1 175 12% Total Sources $1,478 100% Existing Momentus Shareholders $1,130 76% Cash to Balance Sheet 283 19% Cash to Existing Shareholders 30 2% Estimated Fees & Expenses 35 2% Total Uses $ 1 ,478 100% Amount Existing Momentus Shareholders $1,130 76% PF Shares Outstanding 2 151.2 SPAC Cash in Trust 173 12% Share Price $10.00 PF Equity Value (+) Assumed PF Net Cash 3 $1, 5 12 (312) PF Enterprise Value to Market $1,200 Uses Amount % 32

100.6% 63.4% 84.0% 25.1% 5.9% 3.2% 10.0% 9.9% 8.1% 6.3% 5.9% 5.9% 4.5% Median: 4.6% Median: 6.3% 34.1% 61.3% 25.9% 29.8% 14.0% 7.6% 24.0% 20.9% 15.6% 14.3% 13.0% 11.1% 10.4% Median: 10.8% Median: 14.3% 282.8% 193.8% NM 43.6% 9.4% 4.2% 31.2% 22.2% 28.0% 12.9% 6.3% 5.9% 3.2% Median: 6.8% Median: 12.9% ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ‘21E - 22E Revenue Growth Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Source: Company management, FactSet and Wall Street projections as of October 9, 2020 1. Momentus management forecasted non - GAAP financials based on non - GAAP revenue. See page 38 for financials calculated under ASC 606 and for a reconciliation of non - GAAP to GAAP measures 33 ‘21E - 22E Revenue Growth ‘21E - 22E EBITDA Growth ‘21E - 22E EBITDA Growth ’21E EBITDA Margin ’21E EBITDA Margin

2.9x 1.0x 43.9x 30.6x 11.3x 11.2x 16.7x 13.0x 12.2x 11.0x 10.1x 9.4x 8.3x Median: 11.2x Median: 11.0x 1.0x 0.6x 1.6x 0.9x 2.3x 2.3x 1.9x 1.9x 1.7x 1.1x 1.1x Median: 1.2x Median: 1.9x ’24E ’25E ’24E ’25E ’24E ’25E ’24E Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Source: Company management, FactSet and Wall Street projections as of October 9, 2020 1. Momentus management forecasted non - GAAP financials based on non - GAAP revenue. See page 38 for financials calculated under ASC 606 and for a reconciliation of non - GAAP to GAAP measures 34 ’25E (@$1.2B PF Ent. Value) 11.4x 9.1x

TRANSACTION PRICED AT A DISCOUNT TO PEER MULTIPLES



($ IN MILLIONS)
TRANSACTION VALUE
RELATIVE VALUATION
$7,239
$6,371
$5,212
$4,344
~80% Discount
To Relative Value
Enterprise Value
Discounted Back
4 Years at 20% Discount Rate
$1,200
Pro Forma Enterprise Value
2025E EBITDA
at 9.0x – 11.0x Multiple
+/- 25% 2025E EBITDA
at 10.0x Multiple

2025E MANAGEMENT FORECASTED EBITDA[1]: $1,201

SUMMARY OF APPROACH

- Applies a range of multiples to Momentus' 2025E management forecasted EBITDA to arrive at an implied future EV. The future EV is discounted 4 years back to December 31, 2020 at 20% to arrive at an implied discounted EV
- The applied range of multiples is centered around the median of Momentus' peer group (~10.0x), with sensitivity built on both high and low ends
- 2025E projected financials-based valuation is the appropriate approach given Momentus' significant revenue growth and ramp to steady-state EBITDA margins of ~60%

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1. *Momentus management forecasted non-GAAP financials based on non-GAAP revenue. See page 38 for financials calculated under ASC 606 and for a reconciliation of non-GAAP to GAAP measures*

35

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications.

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. ~ $ 1 5 ,000 ( ~ $ 3,500) (~$ 4 0 0 ) (~$ 4 0 0 ) ~ $ 9,200 Cu s to m er Price Launch Propellant Production Labo r Unit Ma r gin Cu s tomer Price Launch Propellant Production Labor Unit Mar gin ~$10,000 ( ~ $ 4 0 0) (~$ 4 0 0 ) ~ $ 1 5 ,000 (~$ 2 ,000) ~ $ 6,000 Cu s tomer Price Laun c h Pro d uction La b or Unit Margi n Advantageous rideshare partnership agreements provide for competitive launch price: expected to decrease with onset of larger rockets (i.e., Starship) Expected cost per vehicle ~$1M distributed across 500 kg. payload capacity results in a per kg. cost of ~$2,000 Reusability enables amortization of production & labor costs over 4 - 5 year, in which Vigoride could perform 20 – 30 missions Efficient and cost - effective water propellant, cost decreases with large - rocket economies of scale Significant potential net profit margins driven by quickly developing vehicle reusability and large - rocket economies of scale E ~ $ 7,700 A B C D E (~$ 5 ,000) A (~$ 2 ,000) B (~$ 5 0 0 ) D A ( ~ $ 1,500) D C ( ~ $ 1,000) A E C 37 Note: Summary and illustrative. Representative of general unit economics for standard missions. Prices and unit economics will differ by mission

($ in millions) Satellite Transportation Services 2020E $2 2021E $19 2022E $122 2023E $435 2024E $852 2025E $1,089 2026E $1,453 2027E $1,717 ($ in millions) Satellite Transportation Services 2020E $0.4 2021E $11 2022E $89 2023E $277 2024E $804 2025E $998 2026E $1,364 2027E $1,717 Satellite as a Service - - 30 153 319 721 1,192 1,650 Satellite as a Service - - 16 116 226 622 1,059 1,650 In - Orbit Services - - - 10 29 150 343 669 In - Orbit Services - - - 10 29 150 343 669 Revenue $2 $19 $152 $598 $1,200 $1,960 $2,987 $4,035 Revenue $0 $11 $104 $402 $1,058 $1,769 $2,767 $4,035 % Growth NM NM 682% 293% 101% 63% 52% 35% % Growth NM NM 825% 286% 163% 67% 56% 46% Satellite Transportation Services ($1) $2 $42 $156 $399 $785 $1,030 $1,194 Satellite Transportation Services $0.2 $2 $20 $106 $312 $707 $972 $1,194 Satellite as a Service - - 21 70 158 505 796 1,031 Satellite as a Service - - 7 32 65 405 664 1,031 In - Orbit Services - - - 5 16 108 254 471 In - Orbit Services - - - 5 16 108 254 471 Gross Profit ($ 1 ) $2 $63 $230 $573 $1,398 $2,080 $2,696 Gross Profit $0 $2 $26 $142 $392 $1,220 $1,890 $2,696 % Margin NM 8% 42% 39% 48% 71% 70% 67% % Margin NM 20% 25% 35% 37% 69% 68% 67% ( – ) SG&A (9) (15) (21) (27) (36) (46) (59) (76) ( – ) SG&A (9) (16) (21) (27) (36) (46) (59) (76) ( – ) R&D (17) (32) (60) (96) (129) (151) (160) (164) ( – ) R&D (19) (35) (60) (96) (129) (151) (160) (164) EBITDA ($ 2 7) ($ 4 6) ($ 1 8) $107 $409 $1,201 $1,861 $2,455 EBITDA ($ 2 8) ($ 4 9) ($ 5 5) $18 $228 $1,024 $1,671 $2,455 % Margin NM NM NM 18% 34% 61% 62% 61% % Margin NM NM NM 5% 22% 58% 60% 61% ( – ) CapEx ($4) ($20) ($6) ($7) ($51) ($10) ($10) ($12) ( – ) CapEx ($4) ($20) ($6) ($7) ($51) ($10) ($10) ($12) ( – ) Change in NWC 5 26 (11) 32 327 286 307 (27) ( – ) Change in NWC 5 29 26 121 508 463 498 (27) ( – ) Income tax paid (unlevered) - - - (3) (84) (250) (389) (513) ( – ) Income tax paid (unlevered) - - - - (23) (213) (349) (513) Unlevered Free Cash Flow ($ 2 6) ($ 4 0) ($ 3 5) $129 $601 $1,227 $1,769 $1,903 Unlevered Free Cash Flow ($ 2 6) ($ 4 0) ($ 3 5) $132 $663 $1,264 $1,809 $1,903 ▪ Revenue is projected by service within the context of business outlook, market growth and expected impact of business initiatives ▪ Management forecasted financials reflect management’s view on the business - Management forecasted financials are non - GAAP and recognize revenue based on when certain manufacturing and vehicle integration milestones are projected to be reached, which milestones are relatively in line with payment schedules for customer advances ▪ In the forecast using ASC 606 accounting standards, the Company’s services are considered a single performance obligation, to launch the transport vehi cle carrying the customer’s payload on a third - party rocket. Under ASC 606, the Company recognizes revenue at a point in time when control is transferred, which is considered to be upon launch Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 38